UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report(Date of earliest event reported) March 2, 2004

                               HENRY SCHEIN, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


              0-27078                                 11-3136595
       (Commission File Number)          (IRS Employer Identification No.)


                                 135 Duryea Road
                               Melville, New York
                    (Address of Principal Executive Offices)
                                      11747
                                   (Zip Code)


                                 (631) 843-5500
              (Registrant's Telephone Number, Including Area Code)


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Item 7.  Financial Statements, ProForma Financial Information and Exhibits.

  (c)    Exhibits

         99.1 Press Release issued by Henry Schein, Inc. on March 2, 2004 reporting the financial results for the fourth quarter ended December 27, 2003 and fiscal year ended December 27, 2003.


Item 12. Results of Operations and Financial Condition.

On March 2, 2004, Henry Schein, Inc. issued a press release reporting the financial results for the fourth quarter ended December 27, 2003 and fiscal year ended December 27, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Henry Schein, Inc.
                                            (Registrant)

                                        By: /s/ Steven Paladino
                                            ------------------------------------
                                            Steven Paladino
                                            Executive Vice President,
                                            Chief Financial Officer and Director
                                            (principal financial officer and
                                            accounting officer)


Dated:  March 3, 2004